Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fennec Pharmaceuticals Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2014 (the “Report”), each of the undersigned, Rostislav Raykov, Chief Executive Officer of the Company, and Krysia Lynes, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2014

By:	/s/ Rostislav Raykov
Rostislav Raykov
Chief Executive Officer

Date: November 13, 2014

By:	/s/ Krysia Lynes
Krysia Lynes
Chief Financial Officer